UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2006

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029
(IRS Employer
Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 9, 2006, we entered into an agreement with Sunrise Senior Living Services, Inc., or Sunrise, to terminate seven long term management agreements for communities that Sunrise manages for us on or about December 1, 2006, as more fully described in the copy of our press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.  The seven communities are located in the following states: Delaware (1 community); Florida (1 community); New Jersey (1 community); Ohio (1 community); South Carolina (1 community); and Texas (2 communities).  After termination of the agreements, we will manage these communities and no longer pay management fees for these communities to Sunrise.  The terms of our management agreements with Sunrise are more fully described in the section titled “Item 2. Properties – Sunrise Senior Living Services, Inc. Management Agreements” in our Annual Report on Form 10-K for the year ended December 31, 2005, which part of such filing is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE STATEMENTS REFLECT OUR INTENT, BELIEF OR EXPECTATION, BUT THEY ARE NOT GUARANTEED TO OCCUR AND THEY MAY NOT OCCUR.  FOR EXAMPLE, THE IMPLICATION OF VARIOUS STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K IS THAT WE may be able to operate the communitIES for which Sunrise’s management has been terminated as well as Sunrise and SOME OR ALL OF THE management fees previously paid to Sunrise will accrue to OUR operating profits.  However, THE TERMINATION OF THE MANAGEMENT AGREEMENTS WITH SUNRISE MAY NOT IMPROVE OUR FINANCIAL RESULTS OR MAY CAUSE US TO EXPERIENCE OPERATING LOSSES.  after WE assume the operations, WE MAY BE UNABLE TO OPERATE THESE COMMUNITIES FOR OUR OWN ACCOUNT IN A MANNER WHICH IS AS PROFITABLE AS, OR MORE PROFITABLE THAN, THEY HAVE BEEN OPERATED BY SUNRISE.  ALSO, THE CHANGE OF OPERATORS AT A SENIOR LIVING COMMUNITY, OR THE ANTICIPATION AND PREPARATION FOR SUCH A CHANGE, MAY CAUSE THE OPERATIONS TO BE DISRUPTED AND THE FINANCIAL RESULTS TO DETERIORATE; AND THESE ADVERSE RESULTS MAY BE REALIZED BY US AT THE SEVEN COMMUNITIES FOR WHICH SUNRISE’S MANAGEMENT HAS BEEN TERMINATED.  YOU SHOULD NOT TO PLACE UNDUE RELIANCE UPON THESE FORWARD LOOKING STATEMENTS EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. WE DO NOT INTEND TO IMPLY THAT WE WILL RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THE FORWARD LOOKING STATEMENTS CONTAINED IN THIS CURRENT REPORT ON FORM 8-K TO REFLECT THE FUTURE OCCURRENCE OF PRESENTLY UNANTICIPATED EVENTS.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

99.1  Press Release dated November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer and Chief Financial Officer

Date: November 14, 2006